                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                  ADVANCED AERODYNAMICS AND STRUCTURES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                   ADVANCED AERODYNAMICS & STRUCTURES, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held June 1, 2001

TO THE SHAREHOLDERS OF ADVANCED AERODYNAMICS & STRUCTURES, INC.:

        You are cordially invited to attend the Annual Meeting of Shareholders of Advanced Aerodynamics & Structures, Inc. ("AASI" or the "Company"), which will be held in the Multi-Purpose Room, AASI Headquarters, 3205 Lakewood Blvd., Long Beach, California 90808, on Friday, June 1, 2001, at 10:00 a.m. Pacific time, to consider and act upon the following matters:

        1.  The election of six (6) directors;

        2. The ratification of the authorization of 115,000,000 additional shares of Class A Common Stock of the Company;

        3. The authorization and ratification of: (i) the issuance and sale in private placements of up to $7,100,000 of the Company's 5% secured convertible notes (the "Notes"), and (ii) the issuance of that number of shares of the Company's Class A Common Stock, no par value ("Common Stock"), issuable upon conversion of the Notes being approved for issuance, based on the conversion formula set forth in the Notes;

        4.  The approval of our 2001 Stock Option Plan;

        5. The ratification of the selection of Ernst & Young LLP to serve as auditors of the Company for the fiscal year ending December 31, 2001; and

        6. Such other business as may properly come before the Meeting or any adjournments of the Meeting.

        Only holders of record of Common Stock of the Company at the close of business on April 24, 2001 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments of the Annual Meeting.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                By Order of the Board of Directors


                                /s/ CARL CHEN
                                Carl Chen, Ph.D.
                                Chairman of the Board,
                                President and Chief Executive Officer


3205 Lakewood Blvd.
Long Beach, California 90808
(562) 938-8618
May 4, 2001

                                PROXY STATEMENT

                   ADVANCED AERODYNAMICS & STRUCTURES, INC.

                            3205 Lakewood Boulevard
                         Long Beach, California 90808
                               ________________

                        ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held June 1, 2001

Solicitation of Proxies

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Aerodynamics & Structures, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders to be held in the Multi-Purpose Room, AASI Headquarters, 3205 Lakewood Blvd., Long Beach, California 90808, on Friday, June 1, 2001, at 10:00 a.m. Pacific time, and at any and all adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In addition to solicitation by use of the mail, certain of the Company's officers and employees may, without receiving additional compensation therefor, solicit the return of proxies by telephone, telegram or personal interview. The Company has requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of Common Stock, and has agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

Revocation of Proxies

          All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A Shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote his or her shares in person.

Record Date and Voting Securities

          The close of business on April 24, 2001 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment of the Annual Meeting. As of the record date, the Company had outstanding: 21,469,546 shares of Class A Common Stock, par value $.0001 per share; 1,900,324 shares of Class B Common Stock, par value $.0001 per share; 4,000,000 shares of Class E-1 Common Stock, par value $.0001 per share; 4,000,000 shares of Class E-2 Common Stock, par value $.0001 per share; and 50,000 shares of Series A Preferred Stock. The Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock are substantially identical, except that the holders of Class A Common Stock have the right to cast one vote, and the holders of Class B Common Stock, Class E-1 Common Stock, and Class E-2 Common Stock have the right to cast five votes, for each share held of record on all matters submitted to a vote of the holders of Common Stock, including the election of directors. The Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock vote together as a single class on all matters on which stockholders may vote, including the election of directors, except when voting by individual class is required by applicable law. The Series A Preferred Stock does not vote, except on matters where a separate vote of the Series A Preferred Stock would be required by the Delaware General Corporation Law. Subject to the preferential rights of the holders of the Series A Preferred Stock, holders of the Class A Common Stock, Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by the Board of Directors and are entitled to share ratably, as a single class, in all of the assets of the Company available for distribution to the holders of shares of Common Stock upon the liquidation, dissolution or winding up of the affairs of the Company. Except as described herein, no preemptive, subscription, or conversion rights pertain to the Common Stock and no redemption or sinking fund provisions exist for the benefit thereof.

          Pursuant to the General Corporation Law of the State of Delaware, only votes cast "FOR" a matter constitute affirmative votes, except proxies in which the stockholder fails to make a specification as to whether he votes "FOR," "AGAINST," "ABSTAINS" or "WITHHOLDS" as to a particular matter shall be considered as a vote "For" that matter. Votes will be tabulated by an inspector of election appointed by the Board of Directors. Votes in which the stockholder specified that he is "WITHHOLDING" or "ABSTAINING" from voting is counted for quorum purposes, but are not considered as votes "For" a particular matter. Broker non-votes (shares held by a broker or nominee which are represented at the meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are counted for quorum purposes, but are not considered as votes "For" a particular matter.

Mailing of Proxy Statement and Proxy Card

          The Company's Annual Report for 2000 is enclosed for your convenience but is not to be considered part of the solicitation material. The Company will pay the cost for preparing, printing, assembling and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the Proxies.

          The Company's principal executive offices are located 3205 Lakewood Blvd., Long Beach, California 90808. This Proxy Statement and the accompanying proxy is first being mailed to Shareholders on or about May 4, 2001.


                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

          In accordance with the Certificate of Incorporation and Bylaws of the Company, the Board of Directors consists of not less than three nor more than seven members, the exact number to be determined by the Board of Directors. At each annual meeting of the Shareholders of the Company, directors are elected for a one year term, or until their successors are elected or appointed. The Board of Directors is currently set at five members. The Board of Directors proposes the election of the nominees named below.

          Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below, unless authority is withheld. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED HEREIN.

          The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

                        Carl L. Chen, Ph.D.
                        C.M. Cheng
                        James A. Lovell
                        S. B. Lai, Ph.D.
                        Roy H. Norris
                        Hon. Robert P. Kaplan

          If elected, the nominees are expected to serve until the 2002 Annual Meeting of Shareholders.

Information with Respect to Each Nominee and Executive Officers.

          The following table sets forth certain information with respect to each nominee and executive officer of the Company as of March 31, 2001.

      Name                  Age              Position
      ----                  ---              --------

Carl Leei Chen, Ph.D.        54   Chairman of the Board, President, Chief
                                  Executive Officer, Director and Director
                                  Nominee
C.M. Cheng                   53   Consultant to the Company, Director and
                                  Director Nominee
James A. Lovell              72   Director and Director Nominee
S. B. Lai, Ph.D.             49   Director and Director Nominee
Roy H. Norris                56   Director Nominee
Hon. Robert P. Kaplan        64   Director Nominee

Other Officers:

Gene Comfort                 57   Executive Vice President and General Manager
David M. Turner, CPA         65   Vice President Finance and Administration,
                                  Chief Financial Officer, and Secretary
Michael W. Lai               53   Vice President Engineering

          Directors serve until the next annual meeting or until their successors are elected or appointed. All officers are appointed by and serve at the discretion of the Board of Directors, other than Dr. Chen, who has an employment agreement with the Company. See Management - Employment Agreement. There are no family relationships between any directors or officers of the Company.

          Dr. Carl L. Chen is the founder of the Company and has been its President and a director since the Company's incorporation in January 1990 and the Chief Executive Officer of the Company since December 1994. From January 1992 to October 1995, Dr. Chen served as President, and since January 1992 has been a minority stockholder, of Union China Investment and Development Group, Inc. (Union China), a company located in Monterey Park, California, which was formed to invest in commercial real estate. Union China confirmed a plan of reorganization pursuant to Chapter 11 of the Federal bankruptcy laws in August 1995. The bankruptcy case for Union China was closed in May 1996 pursuant to a Final Decree and Order Closing Case entered by the Bankruptcy Court for the Central District of California. Since January 1992, Dr. Chen has served as the President of California Aerospace Technology, Inc., a consulting company for the satellite industry, located in Monterey Park, California. Dr. Chen was Chairman of SIDA Corporation, a high technology trading company located in Monterey Park, California, from 1989 to May 1996. Prior to founding the Company in 1990, Dr. Chen was a Satellite System Engineering Manager at Hughes Space and Communications, Inc. for 15 years. Dr. Chen has a Ph.D. in Engineering from the California Institute of Technology and Masters Degrees in Control Engineering and Aerospace Engineering from UCLA and West Virginia University, respectively. Dr. Chen is a graduate of the Owner/President Management program at the Graduate School of Business Administration of Harvard University.

     C.M. Cheng is a consultant to the Company and has served as a director of the Company since June 1996. Since April 1996, Mr. Cheng has been a Vice President of Eurotai International, Ltd., a private company located in Taipei, Taiwan, which distributes health food products. From 1984 to April 1996, Mr. Cheng served as a Vice President, Director of the Office of the President, and Manager of Corporate Planning with Taiwan Yeu Tyan Machinery, Mfg. Co. Ltd., a public company located in Taipei, Taiwan, which manufactures automobiles and heavy equipment. From 1980 to 1983, Mr. Cheng was an Associate Professor of Economics and Management at Taiwan National Sun-Yet-Sen University. Mr. Cheng is the director of Harpa Limited, a corporation organized under the laws of the Cayman Islands (Harpa), a principal stockholder of the Company. See Certain Relationships and Related Transactions and Principal Shareholders.

          James A. Lovell Jr. is the former spacecraft commander of the Apollo 13 mission and has served as a director of the Company since June 2000. He currently is the President of Lovell Communications, a business devoted to disseminating information about the United States Space Program. Prior to that he was Executive Vice President of Centel Corporation. Mr. Lovell is a Fellow in the Society of Experimental Test Pilots and a member of the Golden Eagles.
He has been granted many honors and awards, including the Presidential Medal for Freedom, the French Legion of Honor and the Congressional Space Medal of Honor. In 1994 he and Jeff Kluger wrote Lost Moon, the story of the Apollo 13 mission.

          S. B. Lai has served as director of the Company since October 1997. Mr. Lai is currently a Professor with the Graduate School of Business Administration, National Chengchi University, Republic of China; the Secretary General, Chinese Management Association, Republic of China; a third term Republic of China National Assemblyman, Republic of China; and is Judge and Committeeman of the National Quality Award. Over the past five years, Mr. Lai has also served as a Director of the Ta-Yeh University, Republic of China; Secretary General of the Chinese Management Association, Republic of China; and is a consulting committeeman for the Ministry of Economic Affairs and the Ministry of Education Affairs of the Republic of China. Mr. Lai received a BSME and MBA from National Cheng-Kung University and a MSISE and Ph.D. from the University of Southern California.

          Roy H. Norris is currently a private business consultant with extensive experience in the aviation industry. From 1994 to 1997, he served as President of Raytheon Aircraft (formerly Beech Aircraft), a $2.3 billion enterprise. Previously, Mr. Norris was President and Chief Executive Officer of Raytheon Corporate Jets, a division of Raytheon which merged into Raytheon Aircraft in 1994. He also has served as Vice President of Sales and Marketing for Gulfstream Aerospace and Senior Vice President for Marketing and Sales for Cessna Aircraft Company. Mr. Norris has a degree in Chemical Engineering from Auburn University and was named its Outstanding Engineering Graduate for 1997.

          Hon. Robert P. Kaplan has served as the Canadian Solicitor General and also was a member of the Parliament of Canada from 1968 until 1993, when he retired from elective politics. Since leaving public life in 1993, Mr. Kaplan has, among other things, engaged in trade and investment in the Former Soviet Union. He serves as a director of Hurricane Hydrocarbons Limited, a Calgary-based company which owns oil fields and a major refinery in Kazakhstan, producing 10% of that country's oil. It is listed on the Toronto, Frankfurt and Alberta Stock Exchanges. Mr. Kaplan graduated with an Honours B.A. in Sociology (Criminology) and an L.L.B. from the University of Toronto in 1961. He was called to the Bar in Ontario in 1963, and practiced law with Toronto law firms doing tax and corporate work until 1968.

          Gene Comfort has been the Executive Vice President and General Manager of the Company since September 1995. He served as a director of the Company from May 1996 through March 2000. From July 1993 to September 1995, Mr. Comfort was the Vice President-Marketing of the Company, and he was the Director of Marketing of the Company from April 1991 to July 1993. Mr. Comfort has been involved in the aircraft industry for over 25 years in a variety of marketing, sales and management positions. Mr. Comfort is a single and multi engine rated pilot.

          David M. Turner, CPA joined the Company in January 1997. Prior to that, from 1994, he served as the Chief Financial Officer of Taitron Incorporated, a publicly held company that distributes discrete semiconductors. From 1991 to 1994, Mr. Turner was President and sole owner of Maynard Enterprises, Incorporated, a privately held consulting business working primarily in the health care industry. From 1988 to 1991, Mr. Turner was the Chief Financial Officer and Corporate Vice President of Finance of the Greater Southeast Management Company, a Washington D.C. company that operated an inner city health care system, which included two hospitals, three nursing homes and several subsidiary health care companies in the Mid Atlantic area. During the same period, Mr. Turner was President and a Director of Greater Southeast Asset Management Company, the asset-holding subsidiary of the Greater Southeast Healthcare System. Mr. Turner received a Master of Business of Administration from the University of Cincinnati.

          Michael W. Lai joined the Company in May 1, 1998. Mr. Lai is in charge of Engineering operations for the high performance JETCRUZER(TM) 500 single engine propjet aircraft and the long range, STRATOCRUZER(TM) twin jet aircraft. He brings a vast and extensive Aerospace, Engineering and Management background to AASI as Director, President, General Manager and Design Engineer for major aerospace corporations. Mr. Lai's impressive background includes: Design Engineer for Volpar Inc., on 707, 727 and DC-9 aircraft; Airframe Designer for Saunders Aircraft Corp., Ltd. Gimli Canada on ST-27 commuter aircraft; and Associate Engineer for Continental Airlines, on DC-9, DC-10 and Boeing 727 commercial aircraft. Mr. Lai is a FAA, FAR 23 and 25 Designated Engineering Representative (DER) in Airframes, Structures, Systems and Equipment. He is a licensed pilot and has a Masters in Systems Engineering from West Coast University, Los Angeles, CA, a B. S. in Applied Mathematics (Engineering Option) and an A. A. in Aircraft Maintenance Technology from Northrop institute of Technology, Inglewood CA. Mr. Lai also holds FAA, A&P and Transport Canada, Aircraft maintenance Licenses AML.

          The Board of Directors held two meetings in 2000 and all Directors were present at each meeting. No director attended fewer than seventy-five percent (75%) of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2000. The Board of Directors has an Audit Committee which reviews the results and scope of the audit and other accounting related matters. The members of the Audit Committee are currently Messrs. Lai and Lovell. The Audit Committee held one meeting during 2000.

Audit Fees

          The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $89,950.

Financial Information Systems Design and Implementation

          There were no fees billed by Ernst & Young for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.

All Other Fees

           The aggregate fees billed by Ernst & Young for services rendered to the Company for the fiscal year ended December 31, 2000, other than for services described above under "Audit Fees," were $101,420.

           The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Audit Committee Charter

          During 2000, the Company's Board of Directors adopted a written charter for the Audit Committee, which established operating guidelines for the
Audit Committee.   Attached to this Proxy Statement as Appendix A is a copy of the Charter of the Audit Committee.

Audit Committee Report

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                            AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Company's audited financial statements with Company management and has discussed certain required matters with the Company's independent auditors, in accordance with Statement of Auditing Standards No. 61.

     The Company's independent auditors also provided written documentation to the Audit Committee, describing all relationships between the auditors and the Company that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000. The Audit Committee also recommended the re-appointment of the independent auditors and the Board concurred in such recommendation. Both members of the Audit Committee are considered to be "independent directors," as defined in NASDAQ Marketplace Rule 4200.

                                                AUDIT COMMITTEE

                                                James A. Lovell, Jr.
                                                S. B. Lai

          The Company has agreed to nominate a designee of the Underwriter of its recent public offering who is reasonably acceptable to the Company for election to the Company's Board of Directors, if so requested by the Underwriter, for a period of five years from December 6, 1996.


                                  MANAGEMENT

EXECUTIVE COMPENSATION

     The following tables set forth certain information as to the Company's Chief Executive Officer and each of the Company's four most highly compensated executive officers whose total annual salary and bonus for the fiscal year ending December 31, 2000 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                    Annual Compensation(1)
                                  --------------------------------------------------------
                                                                                                      Other
   Name and Principal Position            Year             Salary             Bonus              Compensation
------------------------------------------------------------------------------------------------------------------


Carl L. Chen, Ph.D.                        2000           $200,000                $0                 $39,248(2)
  Chairman and Chief Executive             1999           $191,000                $0                 $39,248(2)
  Officer                                  1998           $200,000                $0                 $39,248(2)

Gene Comfort                               2000           $153,000                $0                      $0
  Executive Vice President                 1999           $143,000                $0                      $0
                                           1998           $160,961                $0                      $0

_____________________

(1) The compensation described in this table does not include medical insurance, retirement benefits and other benefits which are available generally to all employees of the Company and certain perquisites and other personal benefits, the value of which did not exceed the lesser of $50,000 or 10% of the executive officer's compensation in the table.

(2) Represents premium for life insurance paid by the Company on behalf of Dr. Chen.


EMPLOYMENT AGREEMENT

     The Company entered into an eight-year employment agreement (the Chen Employment Agreement) with Dr. Carl Chen, the Company's, Chairman, Chief Executive Officer and President, commencing in May 1996. The Chen Employment Agreement provides that, in consideration for Dr. Chen's services, he is to be paid an annual salary of $200,000. He will receive increases in salary and bonuses as deemed appropriate by the Board of Directors. The Company will maintain life insurance coverage on Dr. Chen, and Dr. Chen may name the beneficiary of such policy. The Chen Employment Agreement also provides that he will not compete with the Company during the term of the Chen Employment Agreement and for eighteen months thereafter and that, if Dr. Chen's employment is terminated by the Company without cause (as defined therein), he will receive up to eighteen months' salary as severance, payable monthly commencing on the thirtieth day following such termination without cause.

COMPENSATION OF DIRECTORS

     Non-employee directors receive $2,500 for each Board of Directors meeting attended. The Company pays all out-of-pocket expenses of attendance.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 2001, by (i) each person who is known by the Company to own beneficially more than 5% of any class of the Company's outstanding voting securities, (ii) each of the Company's directors and executive officers, and (iii) all officers and directors of the Company as a group.

                                                            Common Stock
                               Name and Address of           Beneficially          Percent of
      Title of Class            Beneficial Owner(1)            Owned(2)             Ownership
---------------------------------------------------------------------------------------------------
Class A Common Stock             Carl. L. Chen, Ph.D.(3)            75,000        less than 1%
Class B Common Stock                                               826,751               43.5%
Class E-1 Common Stock                                           1,653,503              41.34%
Class E-2 Common Stock                                           1,653,503              41.34%

Class A Common Stock             Gene Comfort(4)                    15,000        less than 1%
Class B Common Stock                                                60,001               3.15%
Class E-1 Common Stock                                             120,000               3.00%
Class E-2 Common Stock                                             120,000               3.00%

Class A Common Stock             C.M. Cheng(4)(5)                   15,000        less than 1%
Class B Common Stock                                             1,013,572              53.33%
Class E-1 Common Stock                                           2,027,144              50.67%
Class E-2 Common Stock                                           2,027,144              50.67%

Class A Common Stock             James A. Lovell Jr.(4)             11,000        less than 1%

Class A Common Stock             S.B. Lai, Ph.D.(7)                 10,000        less than 1%

Class A Common Stock             David Turner(8)                    18,300        less than 1%

Class A Common Stock             All executive                     119,300        less than 1%
Class B Common Stock             officers and                    1,900,324                100%
Class E-1 Common Stock           directors as a group            3,800,647              95.02%
Class E-2 Common Stock           (6 persons)                     3,800,647              95.02%

Class B Common Stock             Harpa Limited(6)                1,013,572              53.33%
Class E-1 Common Stock                                           2,027,144              50.67%
Class E-2 Common Stock                                           2,027,144              50.67%

Class B Common Stock             Shih Jen Yeh(6)                 1,013,572              53.33%
Class E-1 Common Stock                                           2,027,144              50.67%
Class E-2 Common Stock                                           2,027,144              50.67%

Class B Common Stock             Chyao Chi Yeh(6)                1,013,572              53.33%
Class E-1 Common Stock                                           2,027,144              50.67%
Class E-2 Common Stock                                           2,027,144              50.67%

Class A Common Stock             Austinvest Anstalt              1,188,166               5.90%
                                 Balzers(9)

Class A Common Stock             Esquire Trade &                   775,755               3.86%
                                 Finance Inc. (10)

_____________________

(1) Except as otherwise indicated, the address of each principal stockholder is c/o the Company at 3205 Lakewood Blvd., Long Beach, California 90808. The Company believes that all persons named have sole voting power and sole investment power, subject to community property laws where applicable.

(2) The Common Stock of the Company is divided into four classes. Each share of Class B Common Stock, Class E-1 Common Stock and Class E-2 Common Stock is entitled to five votes per share, and Class A Common Stock is entitled to one vote per share. The shares of Class E Common Stock are subject to redemption by the Company if the Company does not achieve certain income or market price levels.

(3) Includes 200,000 shares of Class E-2 Common Stock held by Julie C. Chen, as trustee of the Eric F. Chen Trust under Declaration of Trust dated August 31, 1996, for the benefit of Eric F. Chen, Dr. Chen's son. Julie Chen is Dr. Chen's sister-in-law. Dr. Chen disclaims beneficial ownership of the 200,000 shares held by the Trust for the benefit of his son. Excludes 75,000 shares of Class A Common Stock issuable upon the exercise of options not exercisable within 60 days and includes options for 25,000 shares of Class A Common Stock which are currently exercisable.

(4) Excludes 20,000 shares of Class A Common Stock issuable upon the exercise of options which are not exercisable within 60 days and includes options for 15,000 shares of Class A Common Stock which are currently exercisable.

(5) Includes 5,067,860 shares of Common Stock held by Harpa Limited, a Cayman Island corporation (Harpa). C.M. Cheng is a director of Harpa and has sole voting and investment control over the shares of Common Stock held by Harpa and thus may be deemed to beneficially own such shares. Mr. Cheng disclaims beneficial ownership of such shares. The address of Harpa is c/o Coutts Co. (Cayman) Ltd., Coutts House, P.O. Box 707, West Bay Road, Grand Cayman, Cayman Islands.

(6) The voting stock of Harpa is currently held equally by Shih Jen Yeh and Chyao Chi Yeh, who are children of Song Gen Yeh, the former Chairman and principal stockholder of the Company. See Certain Transactions. The address of Mr. Shih Jen Yeh and Mr. Chyao Chi Yeh is 14th Floor, No. 55, Section 2, Chung-Cheng Road, Shih-Lin District, Taipei, Taiwan.

(7) Excludes 25,000 shares of Class A Common Stock issuable upon the exercise of options which are not exercisable within 60 days and includes options for 10,000 shares of Class A Common Stock issuable upon the exercise of options which are currently exercisable.

(8) Excludes 12,000 shares of Class A Common Stock issuable upon the exercise of options which are not exercisable within 60 days and includes 18,000 shares of Class A Common Stock issuable upon the exercise of options.

(9) The address for Austinvest Anstalt Balzers is Landstrasse 938, 9494 Furstentums, Balzers, Liechtenstein.

(10) The address for Esquire Trade & Finance Inc. is Trident Chambers, Road Town, Tortola, B.V.I..


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of copies of reports on Form 3, Form 4 and Form 5 furnished to the Company, and written representations to the Company from reporting persons, the Company believes that none of its officers, directors or beneficial owners of over 10% of the Company's Common Stock failed to timely file required reports under Rule 16(a) of the Securities and Exchange Act of 1934, as amended, during 2000 or previous fiscal years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None.


                                  PROPOSAL 2

            RATIFICATION OF THE AUTHORIZATION OF ADDITIONAL SHARES

     Our Certificate of Incorporation currently authorizes 200,000,000 shares of Class A Common Stock pursuant to a consent of majority shareholders executed on April 25, 2001. The authorization of the increase of an additional 115,000,000 common stock shares over the previously authorized 85,000,000 needs to be ratified by you to enable the Board of Directors to obtain access to additional equity financing necessary to fund general working capital requirements and the expansion of business operations. AASI has no current plans to use this increase in stock for purpose of merger and/or acquisition.

     If the proposed amendment is approved, the additional authorized, but unissued shares of Common Stock will be identical in all respects to presently authorized shares of Common Stock. The Board of Directors believes that an increase in the number of authorized shares of Common Stock is desirable in order to provide the Company with shares which will be available for issuance from time to time, without further action or authorization by the stockholders, as needed for such proper corporate purposes as may be determined by the Board of Directors. Such corporate purposes might include, among other things, the Company's ability to fulfill its obligations under the Notes and Warrants described in Proposal 3, below, the raising of capital funds through private or public offerings, the acquisition by the Company of other companies, declaration of stock splits or stock dividends, the issuance of stock under options granted or to be granted under various stock incentive plans or other benefit plans for the Company's employees and non-employee Directors and the issuance of stock under warrants granted or to be granted in the future.

     It should be noted that the issuance of additional shares of Common Stock could have a detrimental effect upon existing holders of the Company's Common Stock since such issuance may, among other things, have a dilutive effect on the earnings per share of Common Stock and the voting rights of holders of the Common Stock. Although authorization of additional shares of Common Stock is recommended by the Board of Directors for the reasons stated herein, and not because of any possible anti-takeover effect, such additional authorization of shares of Common Stock could be used by incumbent management to make more difficult, and thereby discourage, an attempt to acquire control of the Company, even though stockholders of the Company may deem such an acquisition desirable. For example, the shares could be privately placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid. The issuance of new shares could also be used to dilute the stock ownership and voting power of a third party seeking to remove the Directors, replace incumbent Directors, accomplish certain business combinations or alter, amend, or repeal portions of the Certificate of Incorporation.

     Under Delaware law, an amendment of a Certificate of Incorporation to effectuate a change in the number of shares of the authorized capital stock of a corporation requires the approval of a majority of the outstanding stock entitled to vote thereon. In this instance, the holders of a majority of Common Stock consented to the amendment. The ratification of the amendment by the holders of a majority of Common Stock is currently sought.

     The Board of Directors has unanimously approved and recommends that the shareholders ratify the authorization of the additional 115,000,000 common stock shares.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                                  PROPOSAL 3

                       APPROVAL OF ISSUANCE AND SALE OF
                       5% SECURED CONVERTIBLE NOTES, AND
                COMMON STOCK ISSUABLE UPON CONVERSION OF NOTES

     On March 22, 2001, the Company completed the sale to a group of investors (the "Investors") by private placement of $4,100,000 original principal amount of 5% secured convertible notes (the $4,100,000 of notes together with $328,000 of notes issuable as commissions, the "Initial Notes"). The Company issued one warrant for each dollar of Initial Notes purchased, or an aggregate of 4,100,000 warrants (the "Initial Warrants"), each exercisable for two shares of Common Stock, or an aggregate of 8,200,000 shares of Common Stock (subject to adjustment for stock dividends, combinations or splits with respect to the
underlying Common Stock).   The Initial Warrants have a term of three years and
may be exercised at a price of $0.446875 per share, which is equal to one hundred ten percent (110%) of the closing price of the Common Stock on the NASDAQ National Market System on the trading day preceding the closing date of the sale of the Initial Notes. The Company used the proceeds from the offering of the Initial Notes to fund general working capital requirements.

     On March 22, 2001, the Company also obtained commitments from the Investors to purchase up to an additional $3,000,000 original principal amount of 5% secured convertible notes (the $3,000,000 of notes together with $240,000 of notes issuable as commissions, the "Put Notes"). Upon the purchase of the Put Notes, the purchasers will receive warrants (the "Put Warrants") to purchase up to an aggregate of 6,000,000 shares of Common Stock (subject to adjustment for stock dividends, combinations or splits with respect to the underlying Common Stock) at a price equal to 110% of the closing bid price of the Common Stock on the day the Company gives notice to the purchasers of its intention to exercise its right (the "Put") to require the purchasers to purchase the Put Notes. The Put Warrants are exercisable on the date of receipt of the Put exercise notice, and expire three years thereafter. Other than with respect to exercise price and expiration date, the terms of the Put Warrants are identical to the terms of the Initial Warrants.

     The Company intends to use the proceeds from the sale of the Initial Notes and Put Notes to fund general working capital requirements and the expansion of its business operations.

     The Company's right to exercise the Put is contingent upon satisfaction of the following conditions:

       - the receipt of shareholder approval (as more fully discussed below under "Reason for Shareholder Approval");
       - that the Company continue to be a fully reporting public company with no material adverse change in the Company's business;
       - no Event of Default with respect to the Initial Notes; the Company's ongoing compliance with Nasdaq National Market System or Nasdaq SmallCap Market listing requirements;
       - the execution and delivery by the Company and the subscribers of appropriate documents evidencing the transaction substantially in the form previously agreed upon;
       - the daily weighted average price of the Common Stock multiplied by the daily trading volume from the Closing Date through August 31, 2001, is not less than $15,000,000 in the aggregate; and
       - the effectiveness of a registration statement covering the shares issuable upon conversion of the Initial Notes, the Initial Warrants, the Put Notes and the Put Warrants.

REASON FOR SHAREHOLDER APPROVAL

     Pursuant to the terms of the Subscription Agreement governing the sale and issuance of the Initial Notes and the Put Notes (collectively, the "Notes") and the Initial Warrants and the Put Warrants (collectively, the "Warrants"), the Company covenanted to obtain shareholder approval of the issuance of shares of Common Stock in excess of 19.9% of the outstanding Common Stock upon conversion of the Notes and exercise of the Warrants (the "Approval"). Until the Company obtains the Approval, the issuance of shares of Common Stock upon conversion of the Notes and exercise of the Warrants, collectively, in excess of 19.9% of the outstanding Common Stock would violate Nasdaq Marketplace Rule 4310(c)(25)(H) (the "Nasdaq Rule"). Until such approval is obtained, the maximum number of shares of Common Stock that can be issued upon conversion of the Notes and exercise of the

Warrants is 3,774,541, which represents 19.9% of the number of shares of the Common Stock outstanding as of March 22, 2001, the date of the issuance of the Initial Notes and the Initial Warrants.

     Rule 4310(c)(25)(H) requires shareholder approval for the issuance of shares of Common Stock in a transaction involving the sale or issuance by a company of common stock, or securities convertible into common stock, equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

     The Company's right to exercise the Put is contingent upon obtaining the Shareholder Approval by June 30, 2001. The Company will use the $3,000,000 of proceeds which it expects to receive from the sale of the Put Notes for general business purposes and the expansion of its manufacturing operations. The Company believes that the sale of the Put Notes is the most expedient method by which the Company can raise capital for these purposes, as compared to other sources of debt and equity financing.

     The Company is presently relying on the $4,100,000 which it has already received from the sale of the Initial Notes and the additional $3,000,000 which it expects to receive from the sale of the Put Notes in order to meet its anticipated working capital needs. If the Approval is not obtained by June 30, 2001, the Company will not be able to exercise the Put, thereby losing the opportunity to obtain this additional $3,000,000. Therefore, failure to obtain the Approval will delay expansion of the Company's manufacturing operations indefinitely until such time as the Company is able to secure other debt or equity financing on satisfactory terms, if such are available.

     In addition, if the Company fails to obtain the Approval by June 30, 2001, the holders of Initial Notes would have the option to require the Company to redeem their currently outstanding shares. It is unlikely that the Company would have sufficient cash to redeem the Initial Notes if required to do so. In light of the foregoing, the failure to obtain the Approval could deplete all of the Company's available cash and thus materially impair the ability of the Company to continue to operate its business.

     The following is a summary of the terms and conditions of the Notes and the Warrants.

INTEREST

     The holders of the Notes are paid interest at a rate of five percent (5%)
per annum of the original principal amount, payable quarterly.   The Notes are
convertible, in whole or in part, into that number of shares of Common Stock equal to the original principal amount of the Note, plus accrued and unpaid interest thereon, divided by the Conversion Price, as defined below.

CONVERSION

     Subject to the restrictions discussed below, any holder of Notes has the right at any time to convert, in whole or in part, Notes into a number of shares of Common Stock equal to the original principal amount plus accrued and unpaid interest on such Notes divided by the Conversion Price. The Conversion Price means, at the option of the holder, (i) the closing prices of the Company's Common Stock on the last trading day immediately preceding the date of the initial issuance of the shares of Initial Notes; or (ii) eighty percent (80%) of the average of the three lowest Closing Bid Prices for the sixty (60) trading days immediately preceding the conversion of the applicable Notes or (iii) $.25. Therefore, it is likely that the Notes will be converted to Common Stock at Conversion Price which is below the prevailing market price of the Common Stock at the time of the conversion.

     The exact number of shares of Common Stock into which the Notes may ultimately be convertible will vary over time as the result of ongoing changes in the trading price of the Company's Common Stock. Decreases in the trading price of the Company's Common Stock will cause an increase in the number of shares of Common Stock issuable upon conversion. The maximum number of shares of Common Stock issuable upon conversion of the Notes, together with the shares of Common Stock issuable upon exercise of the Warrants, cannot exceed 3,774,541 shares under Nasdaq Rule 4310(c)(25)(H) prior to the receipt of the Approval. This number of shares represents 19.9% of the Company's outstanding Common Stock as of the date the Initial Shares and the Initial Warrants were issued. However, after the Approval is obtained, there will be no cap on the number of common shares into which the shares of Series A Preferred Stock can be converted. If the Notes are converted at the Conversion Price of $.25, the holders thereof would receive 28,400,000 shares of Common Stock. If the Warrants were also exercised in full, an additional 14,200,000 shares of Common Stock would be issued. Therefore, after the Approval is obtained, it is possible that significant additional dilution of existing shareholders' interests may occur. The following consequences could result:

       - If the market price of the Company's Common Stock declines, thereby proportionately increasing the number of shares of Common Stock issuable upon conversion of the Notes, an increasing downward pressure on the market price of the Common Stock might result (sometimes referred to as a downward "spiral" effect).

       - The dilution caused by conversion of Notes and sale of the underlying shares could also cause downward pressure on the market price of the Common Stock.

       - Once downward pressure is placed on the market price of the Company's stock, this pressure could encourage short sales by holders of Notes and others, thus placing further downward pressure on the price of the Common Stock.

       - The conversion of Notes would dilute the book value and earnings per share of Common Stock held by existing shareholders of the Company.

     In the event the Company declares any dividend or distribution on its Common Stock, or splits, combines or reclassifies its Common Stock, then the Conversion Price will be proportionately adjusted so that each holder of Notes will be entitled to receive the same number of shares of Common Stock upon conversion of Notes as though such conversion occurred prior to the event requiring the adjustment. Similarly, if the Company merges with another entity or sells substantially all of its assets, the holders of the Notes shall be entitled to convert the Notes into the consideration (whether it consists of stock, other securities and/or property) which that holder would have been entitled to receive had such holder converted its holdings of Notes to Common Stock immediately prior to such merger or asset sale. The Conversion Price will also be adjusted pursuant to formula (thereby entitling the holders of the Notes to receive additional shares of Common Stock upon conversion) in the event the Company makes certain additional issuances of Common Stock.

REDEMPTION

     From and after the effective date of a Registration Statement relating to the underlying shares, upon receiving a Notice of Conversion, the Notes which are the subject of the Conversion Notice are redeemable at the option of the Company at a price equal to 125% of the principal amount of the applicable Note, plus accrued and unpaid interest thereon.

     The Company is required to redeem the Notes after the occurrence of certain triggering events, including, among other things:

       -  Failure of the Company to pay interest when required;

       - Material breaches of the Company's agreements with purchasers of the Notes, including failure to register the Common Stock issuable upon conversion of the Notes and failure to maintain the effectiveness of any such registration;

       - Failure to maintain a Nasdaq National Market System or Nasdaq SmallCap Market listing for the Company's Common Stock; and

       - Failure to deliver Common Stock certificates in a timely fashion after the conversion of Notes.

SECURITY

     The Notes are secured by a security interest ("Security Interest") granted by the Company in favor of the holders of the Notes, regarding substantially all of the assets of the Company, including its patents, trademarks, certificates (including Federal Aviation Administration Type Certificate Number A49NM), instruments, accounts, credits, real estate, inventory, books and records. In the event of an Event of Default regarding the Notes or the Subscription Agreement under which the Notes were issued, which continues past the applicable cure period, the holders thereof have to right to foreclose upon the Security Interest and to liquidate such and apply such proceeds to satisfaction of the obligations under the Notes, including all accrued and unpaid interest to and including the date of payment to any such holder. In the event the assets of the Company available for distribution to the holders of Notes are insufficient to permit payment in full of all amounts owing to the Note holders, then all of such assets shall be distributed proportionately among the holders of the Notes to the exclusion of the holders of Common Stock or any other class of stock of the Company.

     The Board of Directors has unanimously approved, and recommends that the shareholders authorize and ratify: (i) the issuance of the Notes and the Warrants, (ii) the issuance of that number of shares of the Company's Common Stock issuable upon conversion of the Notes approved for issuance hereby, and
(iii) the issuance of the maximum number of shares of Common Stock issuable upon exercise of the Warrants in accordance with the terms thereof.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3


                                  PROPOSAL 4

                           APPROVAL OF THE COMPANY'S
                            2001 STOCK OPTION PLAN

     On April 9, 2001, the Board of Directors authorized the adoption of the 2001 Stock Option Plan. The proposal to ratify the 2001 Stock Option Plan is recommended by the Board of Directors because it considers it to be in the best interests of the Company and its stockholders. The Stock Option Plan is designed to serve as an incentive to directors, officers, and key employees and contractors to focus their services on achieving superior earnings performance and increasing the value of the stockholders' proprietary interest in the Company. A maximum of 1,500,000 aggregate shares are reserved for issuance under the Stock Option Plan. The Stock Option Plan vests broad discretionary power in the Plan Committee, including the power to (i) select eligible optionees to be granted stock options, (ii) set the option exercise price (subject to certain restrictions), (iii) establish the duration of each option (not to exceed ten years), (iv) specify the method of exercise, and (v) designate the medium and time of payment. The Stock Option Plan will terminate on April 8, 2011, unless sooner terminated by the Board. No options may be granted after termination of the Stock Option Plan, although Options outstanding at the time of termination will continue to be exercisable in accordance with their terms. The issuance of shares of Common Stock upon the exercise of options granted under the Stock Option Plan will dilute the voting power of current stockholders. The extent of dilution will depend on the number of options exercised and difference between the option exercise price and the market price for the Common Stock at the time of exercise.

          The foregoing summary of the Stock Option Plan is qualified in its entirety by the terms of the plan, which is available for review at the principal office of the Company. The Board of Directors believes that any effect the Stock Option Plan will have in diluting the voting power of current stockholders will be exceeded by the effect of the plan to attract and retain the services of experienced and knowledgeable directors, officers, employees and other eligible service-providers who will contribute to the profitability and value of the current stockholders' holdings in the Company.

     The Board of Directors has unanimously approved and recommends that the shareholders authorize and ratify the 2001 Stock Option Plan.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                                  PROPOSAL 5

                     RATIFICATION OF SELECTION OF AUDITORS

          The Board of Directors has authorized the firm of Ernst & Young LLP, independent public accountants, to serve as auditors for the fiscal year ending December 31, 2001. A representative of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Further, the representative of Ernst & Young LLP will be available to respond to appropriate questions.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST AND YOUNG AS THE AUDITORS OF THE COMPANY.


     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxy holders named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with their best judgment.

                                 OTHER MATTERS

     Applicable tax law requires that this change be approved by the shareholders of the Company within twelve months of its adoption by the Board.


               SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     Any stockholder who wishes to present a proposal for consideration at the annual meeting of stockholders to be held in 2002 must submit such proposal in accordance with the rules promulgated by the Securities and Exchange Commission. In order for a proposal to be included in the Company's proxy materials relating to the 2002 Annual Meeting of Stockholders, the stockholder must submit such proposal in writing to the Company so that it is received no later than January 5, 2002. Any stockholder proposal submitted with respect to the Company's 2002 Annual Meeting of Stockholders which proposal is received by the Company after March 25, 2002 will be considered untimely for purposes of Rule 14a-4 and 14a-5 under the Exchange Act and the Company may vote against such proposal using its discretionary voting authority as authorized by proxy.


                         ANNUAL REPORT TO SHAREHOLDERS

          The Company's Annual Report for the fiscal year ended December 31, 2000 is being mailed to Shareholders along with this Proxy Statement. The Annual Report is not to be considered part of the soliciting material.

                                   By Order of the Board of Directors
Long Beach, California
May 4, 2001

                                                                      APPENDIX A

                   ADVANCED AERODYNAMICS & STRUCTURES, INC.
                            AUDIT COMMITTEE CHARTER

     The Audit Committee ("Committee") is a committee of the Board of Directors (the "Board") of Advanced Aerodynamics & Structures, Inc. (the "Company"). Its primary function is to assist the Board in fulfilling the Board's oversight responsibilities by reviewing (1) financial information that will be provided to the shareholders and others, (2) systems of internal controls established by management and the Board and (3) the audit process.

     As long as the Company has securities listed on the Nasdaq National Market System and SmallCap Market and is a small business filer reporting under Regulation S-B promulgated by the Securities and Exchange Commission ("SEC"), the Committee will be made up of at least two (2) members, a majority of which will be independent directors as defined by the rules of Nasdaq. Committee members shall be appointed by, and shall serve at the pleasure of, the Board.

     The Committee is expected to fulfill the following responsibilities:

General
-------

1. Provide an open avenue of communication between the outside auditor and the Board.

2. Consider and review, with the outside auditor, the adequacy of the Company's internal controls including computerized information system controls and security.

3. Inquire of management and the outside auditor about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

4. Prepare a letter for inclusion in the annual report that describes the Committee's composition and responsibilities, and how they were discharged.

Oversight of the Outside Auditor
--------------------------------

5. Make recommendations to the Board with regard to the nomination, review, compensation and discharge of the outside auditors. The outside auditor will be ultimately accountable to the Committee and the Board.

6. Make recommendations to the Board with regard to appropriate action to be taken to oversee the independence of the outside auditor.

7. Ensure its receipt from the outside auditor of a formal written statement delineating all relationships between the outside auditor and the Company and actively discuss with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor.

Annual Audit and Interim Statements
-----------------------------------

8. Consider, in consultation with the outside auditor, the audit scope and plan of the outside auditor.

9. Consider, with management and the outside auditor, the rationale for employing audit firms other than the principal outside auditor.

10. Review, with the outside auditor, the coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

11. Review, with management and the outside auditor, at the completion of the annual audit:

    (a)    The Company's annual financial statements and related footnotes.
    (b) The outside auditor's audit of the financial statements and report thereon.
    (c)    Any significant changes required in the outside auditor's audit plan.
    (d) Any serious difficulties or disputes with management encountered during the course of the audit.
    (e) Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards.

12. Review with management and the outside auditor interim financial statements before they are filed with the SEC or other regulators.

    The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation.

    The Committee shall meet at least four (4) times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information, as necessary. The Committee will review and reassess the adequacy of this charter annually.

    The Committee will perform such other functions as assigned by law, the Company's certificate of incorporation or bylaws, or the Board. The duties and responsibilities of a Committee member are in addition to those duties set out for a member of the Board.



Dated:  April 3, 2000                       /s/ Carl Chen
                                            ----------------------------------
                                            Carl Chen, President

                  ADVANCED AERODYNAMICS AND STRUCTURES, INC.
                              3205 LAKEWOOD BLVD.
                         LONG BEACH, CALIFORNIA 90808

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, as owner of ________ shares of Class A Common Stock of Advanced Aerodynamics and Structures, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on June 1, 2001, at 10:00 a.m. local time, at 3205 Lakewood Blvd., Long Beach, CA 92808, and hereby further revokes all previous proxies and appoints Dr. Carl Chen or David Turner, or either of them, as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified:

                         Carl Chen, Ph.D., C.M. Cheng,
                       James A. Lovell, S.B. Lai, Ph.D.,
                     Roy H. Norris, Hon. Robert P. Kaplan

     [   ] AUTHORITY GRANTED to      [   ] AUTHORITY WITHHELD to vote
           vote for nominees listed        for all nominees listed above.
           above, except as indicated
           to the contrary below.

             (INSTRUCTION: TO VOTE AGAINST ANY NOMINEE, WRITE THAT
                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

     ---------------------------------------------------------------------

(2) The ratification of the authorization of 115,000,000 additional shares of Class A Common Stock of the Company.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN


(3) The authorization and ratification of: (i) the issuance and sale in private placements of up to $7,100,000 of the Company's 5% secured convertible notes (the "Notes"), and (ii) the issuance of that number of shares of the Company's Class A Common Stock, no par value ("Common Stock"), issuable upon conversion of the Notes being approved for issuance, based on the conversion formula set forth in the Notes.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN


(4)  The approval of our 2001 Stock Option Plan.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN



(5) The ratification of the selection of Ernst & Young LLP to serve as auditors of the Company for the fiscal year ending December 31, 2001.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN



(6) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



                                Dated:  __________________________, 2001

                                Sign exactly as your name appears on your share certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity .



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  ADVANCED AERODYNAMICS AND STRUCTURES, INC.
                              3205 LAKEWOOD BLVD.
                         LONG BEACH, CALIFORNIA 90808

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, as owner of ________ shares of Class B Common Stock of Advanced Aerodynamics and Structures, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on June 1, 2001, at 10:00 a.m. local time, at 3205 Lakewood Blvd., Long Beach, CA 92808, and hereby further revokes all previous proxies and appoints Dr. Carl Chen or David Turner, or either of them, as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified:

                         Carl Chen, Ph.D., C.M. Cheng,
                       James A. Lovell, S.B. Lai, Ph.D.,
                      Roy H. Norris, Hon. Robert P. Kaplan

    [   ] AUTHORITY GRANTED to           [   ] AUTHORITY WITHHELD to vote
          vote for nominees listed             for all nominees listed above.
          above, except as indicated
          to the contrary below.

             (INSTRUCTION: TO VOTE AGAINST ANY NOMINEE, WRITE THAT
                  NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

     ---------------------------------------------------------------------

(2) The ratification of the authorization of 115,000,000 additional shares of Class A Common Stock of the Company.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN



(3) The authorization and ratification of: (i) the issuance and sale in private placements of up to $7,100,000 of the Company's 5% secured convertible notes (the "Notes"), and (ii) the issuance of that number of shares of the Company's Class A Common Stock, no par value ("Common Stock"), issuable upon conversion of the Notes being approved for issuance, based on the conversion formula set forth in the Notes.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN



(4)  The approval of our 2001 Stock Option Plan.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN



(5) The ratification of the selection of Ernst & Young LLP to serve as auditors of the Company for the fiscal year ending December 31, 2001.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN


(6) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



                                Dated:  __________________________, 2001

                                Sign exactly as your name appears on your share certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                  ADVANCED AERODYNAMICS AND STRUCTURES, INC.
                              3205 LAKEWOOD BLVD.
                         LONG BEACH, CALIFORNIA 90808

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned, as owner of ________ shares of Class E Common Stock of Advanced Aerodynamics and Structures, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Proxy Statement and the notice of the shareholders meeting to be held on June 1, 2001, at 10:00 a.m. local time, at 3205 Lakewood Blvd., Long Beach, CA 92808, and hereby further revokes all previous proxies and appoints Dr. Carl Chen or David Turner, or either of them, as proxy of the undersigned at said meeting and any adjournments thereof with the same effect as if the undersigned were present and voting the shares.

(1) For the election of the following persons as directors of the Company to serve until the next annual meeting of shareholders or until their respective successors shall have been elected and qualified:

                         Carl Chen, Ph.D., C.M. Cheng,
                       James A. Lovell, S.B. Lai, Ph.D.,
                      Roy H. Norris, Hon. Robert P. Kaplan

     [   ] AUTHORITY GRANTED to       [   ] AUTHORITY WITHHELD to vote
           vote for nominees listed         for all nominees listed above.
           above, except as indicated
           to the contrary below.

             (INSTRUCTION: TO VOTE AGAINST ANY NOMINEE, WRITE THAT
                 NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

     ---------------------------------------------------------------------

(2) The ratification of the authorization of 115,000,000 additional shares of Class A Common Stock of the Company.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN


(3) The authorization and ratification of: (i) the issuance and sale in private placements of up to $7,100,000 of the Company's 5% secured convertible notes (the "Notes"), and (ii) the issuance of that number of shares of the Company's Class A Common Stock, no par value ("Common Stock"), issuable upon conversion of the Notes being approved for issuance, based on the conversion formula set forth in the Notes.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN


(4)  The approval of our 2001 Stock Option Plan.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN


(5) The ratification of the selection of Ernst & Young LLP to serve as auditors of the Company for the fiscal year ending December 31, 2001.

     [   ] FOR                   [   ] AGAINST                [   ] ABSTAIN


(6) In their discretion upon such other matters as may properly come before the meeting and any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS YOU HAVE INDICATED ABOVE. IF NO INDICATION HAS BEEN MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES AND IN FAVOR OF SUCH PROPOSALS, AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.



                                Dated:  __________________________, 2001

                                Sign exactly as your name appears on your share certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. If a corporation, sign in full corporation name by president or other authorized officer. If a partnership, sign in partnership name by authorized person. Persons signing in a fiduciary capacity should indicate their full title in such capacity.



PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                       2